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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                -----------------

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                  July 22, 2004
                Date of Report (Date of earliest event reported)

                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                                        04-1933106
(State of incorporation)                    (I.R.S. Employer Identification No.)

              941 Grinnell Street, Fall River, Massachusetts 02721
                    (Address of principal executive offices)

                                 (508) 678-1951
              (Registrant's telephone number, including area code)




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Item 7. Financial Statements and Exhibits
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(c)  Exhibits

99.1     Registrant's Press Release dated July 22, 2004.


Item 12. Results of Operations and Financial Condition
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On July 22, 2004, Quaker Fabric Corporation issued a press release announcing its second quarter earnings for the period ended July 3, 2004. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  QUAKER FABRIC CORPORATION




Date:  July 22, 2004       By:     /s/   Paul J. Kelly
                                ---------------------------------
                                Paul J. Kelly
                                Vice President - Finance
                                and Treasurer